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WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 1999-VFN SUPPLEMENT, SERIES 2000-1 SUPPLEMENT
CERTIFICATE DATE AS OF :                                          February 15, 2001
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                                                                  For Month of:
POOL BALANCE:                                                     January, 2001
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
POOL BALANCE:                                                     Month of:
                                                                  January, 2001

Pool Balance, beginning of month                                  $1,036,393,498.81

Pool Balance, end of month                                        $1,021,483,052.14

Pool Balance, average                                             $1,004,533,932.80

Required Pool Balance, end of month                               $1,021,483,052.14



COLLECTIONS & SERIES ALLOCATIONS                                  Month of:
                                                                  January , 2001

Series Allocable Principal Collections
   Series 1999-VFN                                                $   82,457,164.33
   Series 2000-VFN                                                $   82,457,164.33
   Series 2000-1                                                  $  386,768,900.06
                                                                  $  551,683,228.72

Series Allocable Non-Principal Collections
   Series 1999-VFN                                                $    1,129,337.35
   Series 2000-VFN                                                $    1,129,337.35
   Series 2000-1                                                  $    5,297,205.73
                                                                  $    7,555,880.42

Series Allocable Miscellaneous Payments
   Series 1999-VFN                                                $ -
   Series 2000-VFN                                                $ -
   Series 2000-1                                                  $ -
                                                                  $ -

Investment Proceeds
   Series 1999-VFN                                                $       53,917.67
   Series 2000-VFN                                                $       54,254.95
   Series 2000-1                                                  $      252,923.97
                                                                  $      361,096.59


CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD                   Month of:
                                                                  January , 2001

1999-VFN                                                          $            0.00
Series 2000-VFN                                                   $            0.00
Series 2000-1 Class A                                             $            0.00
Series 2000-1 Class B                                             $            0.00


ALLOCATION PERCENTAGES FOR COLLECTION PERIOD                      First day of:
                                                                  January , 2001

Series Allocation Percentages
     Series 1999-VFN                                                          14.95%
     Series 2000-VFN                                                          14.95%
     Series 2000-1                                                            70.11%

Floating Allocation Percentages
     Series 1999-VFN                                                          91.44%
     Series 2000-VFN                                                          91.44%
     Series 2000-1                                                            90.95%

Principal Allocation Percentages
     Series 1999-VFN                                                           0.00%
     Series 2000-VFN                                                           0.00%
     Series 2000-1                                                             0.00%


ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES             Month of:
                                                                  January , 2001

Series 1999-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                           $            0.00
   Floating Allocation Percentage:                                $   75,402,805.25
   Cert. Percentage minus Excess Cert. Percentage:                $    7,054,359.08
                                                                  $   82,457,164.33
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                           $            0.00
   Floating Allocation Percentage:                                $    1,032,720.50
   Cert. Percentage minus Excess Cert. Percentage:                $       96,616.85
                                                                  $    1,129,337.35
Series 2000-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                           $            0.00
   Floating Allocation Percentage:                                $   75,402,805.25
   Cert. Percentage minus Excess Cert. Percentage:                $    7,054,359.08
                                                                  $   82,457,164.33

   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                           $            0.00
   Floating Allocation Percentage:                                $    1,032,720.50
   Cert. Percentage minus Excess Cert. Percentage:                $       96,616.85
                                                                  $    1,129,337.35
Series 2000-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                           $            0.00
   Floating Allocation Percentage:                                $  351,767,053.21
   Cert. Percentage minus Excess Cert. Percentage:                $   35,001,846.85
                                                                  $  386,768,900.06

   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                           $            0.00
   Floating Allocation Percentage:                                $    4,817,818.73
   Cert. Percentage minus Excess Cert. Percentage:                $      479,387.00
                                                                  $    5,297,205.73


                                                                  Paid on:
MONTHLY DISTRIBUTIONS                                             February 15, 2001

Principal Distributions to Investors
     Series 1999-VFN                                              $ -
     Series 2000-VFN                                              $ -
     Series 2000-1 Class A                                        $ -
     Series 2000-1 Class B                                        $ -

Principal Distributions to Investors - $ per thousand
     Series 1999-VFN                                              $            0.00000000
     Series 2000-VFN                                              $            0.00000000
     Series 2000-1 Class A                                        $            0.00000000
     Series 2000-1 Class B                                        $            0.00000000

Monthly Interest to Investors
     Series 1999-VFN                                              $      832,249.01
     Series 2000-VFN                                              $      862,470.92
     Series 2000-1 Class A                                        $    3,239,420.83
     Series 2000-1 Class B                                        $      284,962.50

Monthly Interest to Investors - $ per thousand
     Series 1999-VFN                                              $            5.54832673
     Series 2000-VFN                                              $            5.74980613
     Series 2000-1 Class A                                        $            5.01458333
     Series 2000-1 Class B                                        $            5.27708333

Rated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                              $            0.00
     Series 2000-VFN                                              $            0.00

Noteholder Monthly Servicing Fee
     Series 1999-VFN                                              $      118,043.25
     Series 2000-VFN                                              $       62,500.00
     Series 2000-1                                                $      550,692.06

Reserve Fund Deposit Amount
     Series 1999-VFN                                              $            0.00
     Series 2000-VFN                                              $            0.00
     Series 2000-1                                                $            0.00

Investor Default Amount
     Series 1999-VFN                                              $            0.00
     Series 2000-VFN                                              $            0.00
     Series 2000-1                                                $            0.00

Monthly Dilution Amount
     Series 1999-VFN                                              $            0.00
     Series 2000-VFN                                              $            0.00
     Series 2000-1                                                $            0.00

Noteholder Charge-Off Reversal Amount
     Series 1999-VFN                                              $            0.00
     Series 2000-VFN                                              $            0.00
     Series 2000-1                                                $            0.00

Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
     Series 1999-VFN                                              $            0.00
     Series 2000-VFN                                              $            0.00
     Series 2000-1                                                $            0.00

Carry-Over Amount
     Series 2000-1 Class A                                        $            0.00
     Series 2000-1 Class B                                        $            0.00


MONTHLY DISTRIBUTIONS (Cont.)                                     Paid on:
                                                                  February 15, 2001

Unrated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                              $            0.00
     Series 2000-VFN                                              $            0.00

Previously waived servicing fee
     Series 1999-VFN                                              $            0.00
     Series 2000-VFN                                              $            0.00
     Series 2000-1                                                $            0.00

Collections Released to Cert. during Collection Period            $  552,355,849.41

Excess Distributed to Cert. on Payment Date                       $    1,294,017.74

FUNDED AND INVESTED AMOUNTS:                                      Last day of:
                                                                  January , 2001

SERIES 1999-VFN SUPPLEMENT
Initial Funded Amount                                             $  600,000,000.00
Incremental Funded Amounts (Cumulative)                           $  185,000,000.00
Principal Distributed to Investors (Cumulative)                   $  635,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)                    $            0.00
   Funded Amount                                                  $  150,000,000.00

Series Excess Funding Amount                                      $   10,031,354.47
Principal Funding Account Balance                                 $            0.00
   Invested Amount                                                $  139,968,645.53

SERIES 2000-VFN SUPPLEMENT
Initial Funded Amount                                             $  150,000,000.00
Incremental Funded Amounts (Cumulative)                           $            0.00
Principal Distributed to Investors (Cumulative)                   $            0.00
Unreimbursed Investor Charge Offs (Cumulative)                    $            0.00
   Funded Amount                                                  $  150,000,000.00

Series Excess Funding Amount                                      $   10,031,354.47
Principal Funding Account Balance                                 $            0.00
   Invested Amount                                                $  139,968,645.53

SERIES 2000-1 SUPPLEMENT CLASS A
Initial Invested Amount                                           $  646,000,000.00
Principal Distributed to Investors (Cumulative)                   $            0.00
Principal Funding Account Balance                                 $            0.00
Unreimbursed Investor Charge Offs (Cumulative)                    $            0.00
Series Excess Funding Amount                                      $   47,067,405.93
   Invested Amount                                                $  598,932,594.07

SERIES 2000-1 SUPPLEMENT CLASS B
Initial Invested Amount                                           $   54,000,000.00
Principal Distributed to Investors (Cumulative)                   $            0.00
Principal Funding Account Balance                                 $            0.00
Unreimbursed Investor Charge Offs (Cumulative)                    $            0.00
Series Excess Funding Amount                                      $            0.00
   Invested Amount                                                $   54,000,000.00


BALANCES AS OF PAYMENT DATE                                       As of:
                                                                  February 15, 2001

Series 1999-VFN
   Reserve Fund Balance                                           $      750,000.00
   Reserve Fund Deficiency Amount                                 $            0.00
   Principal Funding Account Balance                              $            0.00
   Outstanding Principal Balance                                  $  150,000,000.00

Series 2000-VFN
   Reserve Fund Balance                                           $      750,000.00
   Reserve Fund Deficiency Amount                                 $            0.00
   Principal Funding Account Balance                              $            0.00
   Outstanding Principal Balance                                  $  150,000,000.00

Series 2000-1
   Reserve Fund Balance                                           $    3,500,000.00
   Reserve Fund Deficiency Amount                                 $            0.00
   Principal Funding Account Balance                              $            0.00
   Outstanding Principal Balance, Class A                         $  646,000,000.00
   Outstanding Principal Balance, Class B                         $   54,000,000.00


TRUST INCREMENTAL SUBORDINATED AMOUNT                             Last day of:
     To be used in the following month's computations.            January , 2001

Pool Total Components of Excess Receivables:
     Used Vehicles                                                $   98,475,374.56
     Finance Hold Receivables (for Credit Reasons Only)           $    6,916,357.20
     Delayed Payment Program                                      $      215,378.01

Pool Limits on Components of Excess Receivables:
     Used Vehicles                                                $  255,370,763.04
     Finance Hold Receivables                                     $            0.00
     Delayed Payment Program                                      $   20,429,661.04

Total Excess Receivables                                          $    6,916,357.20

Overconcentration Amount                                          $            0.00

Ineligible Amount                                                 $            0.00

Trust Incremental Subordinated Amount                             $    6,916,357.20


POOL SERIES SUBORDINATED AMOUNTS                                  As of:
                                                                  January 31, 2001

Series Incremental Subordinated Amount
     Series 1999-VFN                                              $    1,365,624.91
     Series 2000-VFN                                              $    1,365,624.91
     Series 2000-1                                                $    6,407,551.67

Required Subordinated Amount
     Series 1999-VFN                                              $   12,714,434.01
     Series 2000-VFN                                              $   12,714,434.01
     Series 2000-1                                                $   63,184,298.98

Available Subordinated Amount
     Series 1999-VFN                                              $   12,714,434.01
     Series 2000-VFN                                              $   12,714,434.01
     Series 2000-1                                                $   63,184,298.98


CHARGE OFFS                                                       For Month of:
                                                                  January , 2001

Defaulted Receivables                                             $            0.00

Investor/Noteholder Defaulted Amount
   Series 1999-VFN                                                $            0.00
   Series 2000-VFN                                                $            0.00
   Series 2000-1                                                  $            0.00

Deficiency Amount
   Series 1999-VFN                                                $            0.00
   Series 2000-VFN                                                $            0.00
   Series 2000-1                                                  $            0.00

Required Draw Amount
   Series 1999-VFN                                                $            0.00
   Series 2000-VFN                                                $            0.00
   Series 2000-1                                                  $            0.00

Investor/Noteholder Charge-Off's
   Series 1999-VFN                                                $            0.00
   Series 2000-VFN                                                $            0.00
   Series 2000-1                                                  $            0.00


INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)                    As of:
                                                                  February 15, 2001

Interest Shortfalls as of Current Payment Date
     Series 1999-VFN                                              $            0.00
     Series 2000-VFN                                              $            0.00
     Series 2000-1 Class A                                        $            0.00
     Series 2000-1 Class B                                        $            0.00

Change in Interest Shortfalls from Previous Payment Date
     Series 1999-VFN                                              $            0.00
     Series 2000-VFN                                              $            0.00
     Series 2000-1 Class A                                        $            0.00
     Series 2000-1 Class B                                        $            0.00

Principal Shortfalls as of Current Payment Date
     Series 1999-VFN                                              $            0.00
     Series 2000-VFN                                              $            0.00
     Series 2000-1 Class A                                        $            0.00
     Series 2000-1 Class B                                        $            0.00

Change in Principal Shortfalls from Previous Payment Date
     Series 1999-VFN                                              $            0.00
     Series 2000-VFN                                              $            0.00
     Series 2000-1 Class A                                        $            0.00
     Series 2000-1 Class B                                        $            0.00

INTEREST RATE FOR NEXT PAYMENT DATE                               As of:
                                                                  February 15, 2001

Series 1999-VFN Estimated                                                      5.8187500%
Series 2000-VFN Estimated                                                      5.8187500%
Series 2000-1 Class A                                                          5.7037500%
Series 2000-1 Class B                                                          6.0187500%

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